UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2018

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT	06810
(Address of principal executive offices)	(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

On July 5, 2018, Praxair, Inc., a Delaware corporation (“Praxair”) announced that it has agreed to sell the majority of its businesses in Europe (the “European Businesses”) to Taiyo Nippon Sanso Corporation (“Taiyo”) pursuant to a Sale and Purchase Agreement, dated July 5, 2018, by and among Praxair, Taiyo and Linde plc, a public limited company incorporated under the laws of Ireland (the “SPA”).

The SPA was entered into in connection with the antitrust regulatory review by the European Commission of the transactions contemplated by the Business Combination Agreement, dated as of June 1, 2017, as subsequently amended as of August 10, 2017, by and among Praxair, Linde Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Linde AG”), Linde plc, Zamalight Holdco LLC, a Delaware limited liability company and Zamalight Subco, Inc., a Delaware corporation pursuant to which the businesses of Praxair and Linde AG will be combined under Linde plc, the new holding company of the combined businesses (the “Business Combination”).

The completion of the transactions contemplated by the SPA is conditioned upon, and subject to, (i) the successful completion of the Business Combination, (ii) Praxair having received confirmation from the European Commission in writing that the European Commission (x) approves Taiyo as a suitable purchaser of the European Businesses or does not object to the identity of Taiyo and (y) approves the sale of the European Businesses pursuant to the SPA as an adequate remedy to concerns that the Business Combination could impede competition in the European Economic Area, and (iii) the transactions contemplated by the SPA having received competition approvals or expiry of the statutory waiting periods in the European Union and Brazil.

The SPA contains representations, warranties and covenants that are customary for a transaction of this nature. Praxair and Linde plc acting jointly may terminate the SPA if the closing condition in clause (i) or (ii) above has not occurred (or, in the case of clause (i), waived by Praxair) on or before October 24, 2018, or if the satisfaction of any of the closing conditions set forth in the SPA has become impossible, unless, where permissible, waived. If closing of the SPA has not occurred by May 1, 2019, each of Praxair and Linde plc acting jointly and Taiyo may terminate the SPA.

The purchase price for the European Businesses pursuant to the SPA is 5.0 billion euros in cash consideration and is subject to customary adjustments at closing. The European Businesses to be sold include Praxair’s industrial gases businesses in Belgium, Denmark, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and the United Kingdom and include approximately 2,500 employees.

The foregoing description of the SPA is a summary and should not be read alone, but should instead be read in conjunction with the other information that is or will be contained in, or incorporated by reference into, the periodic reports and other documents that Praxair and Linde plc have filed or will file with the Securities and Exchange Commission.

Forward-looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our beliefs and assumptions on the basis of factors currently known to us. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed business combination between Praxair and Linde, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the expected timing and likelihood of the completion of the contemplated business combination, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated business combination that could reduce anticipated benefits or cause the parties to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the ability to successfully complete the proposed business combination and the exchange offer; regulatory or other limitations imposed as a result of the proposed business combination; the success of the business following the proposed business combination; the ability to successfully integrate the Praxair and Linde businesses; risks related to disruption of management time from ongoing business operations due to the proposed business combination; the risk that the announcement or consummation of the proposed business combination could have adverse effects on the market price of Linde’s or Praxair’s common stock or the ability of Linde and Praxair to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Linde plc may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; state, provincial, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the industrial gas, engineering and healthcare industries; outcomes of litigation and regulatory investigations, proceedings or inquiries; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; general economic conditions, including the risk of a prolonged economic slowdown or decline, or the risk of delay in a recovery, which can affect the long-term demand for industrial gas, engineering and healthcare and related services; potential effects arising from terrorist attacks and any consequential or other hostilities; changes in environmental, safety and other laws and regulations; the development of alternative energy resources; results and costs of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions; increases in the cost of goods and services required to complete capital projects; the effects of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the debt and capital markets; market acceptance of and continued demand for Linde’s and Praxair’s products and services; changes in tax laws, regulations or interpretations that could increase Praxair’s, Linde’s or Linde plc’s consolidated tax liabilities; and such other factors as are set forth in Linde’s annual and interim financial reports made publicly available and Praxair’s and Linde plc’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Forward-Looking Statements” in Praxair’s Form 10-K for the fiscal year ended December 31, 2017, which are available via the SEC’s Web site at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated business combination, are more fully discussed in the proxy statement/prospectus and the offering prospectus included in the Registration Statement on Form S-4 filed by Linde plc with the SEC and in the offering document and/or any prospectuses or supplements filed with BaFin in connection with the contemplated business combination. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Linde, Praxair or Linde plc has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Linde, Praxair and Linde plc on the date hereof, and each of Linde, Praxair and Linde plc disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant

Date: July 10, 2018	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel & Corporate Secretary